2023 First Quarter Earnings Presentation May 2, 2023 Feeling better starts with a single message

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023 and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative). which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors@talkspace.com. Disclaimer

3 3 B2B Payor Sessions2 171.7 90.6 Revenue1 and % Composition $0 $10 $20 $30 Q1’22 Q1’23 $13.8 45.7% $33.3 B2B Consumer 200 100 0 USD, millions thousands $40 Q1’22 Q1’23 $23.5 70.5% ($6.4) ($18.4) Q1’22 Q1’23 USD, millions ($25) ($20) ($15) ($10) ($5) $0 $30.2 $16.4 54.3% $9.8 29.5% 1Q 2023 Performance Highlights Adjusted EBITDA3 Loss Revenue is presented on an as-reported basis, with the exception of 1Q’22, which was reclassified to include post-session member revenue related to MBH. Includes sessions from Employee Assistance Programs (“EAP”) and Managed Behavioral Health (“MBH”). Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

Enhancing value proposition for our customers Continuing to build our sales organization Driving adoption through product innovation Growing provider network with lower hiring costs Continued focus on quality, with improvement in productivity and access metrics Increased provider satisfaction and retention 4 Executing on Our Strategic Priorities Payor Revenue Growth 3. Provider Employer-of-Choice Driving operating leverage through continued OpEx discipline Improving revenue cycle management Best-in-class compliance and controls 4. Operational Excellence 2. Direct-to-Enterprise Growth Higher capture rate and user engagement driven by marketing and product optimization Expanded covered lives through existing and new payor relationships

1Q 2023 Key Performance Metrics Revenue $0 $10 $20 $30 USD, millions $29.8 $29.3 $30.2 Q2 ‘22 Q3 ‘22 Q4 ‘22 $35 $33.3 Q1 ‘23 5 53.5% $0 Gross Profit $10 $20 USD, millions $14.5 48.7% $14.6 49.8% 53.5% $16.2 Q2 ‘22 Q3 ‘22 Q4 ‘22 $5 $15 % Margin 65% 60% 55% 50% 45% 40% 35% 50.2% $16.7 Q1‘23 $14.8 Consumer B2B Payor DTE $10.7 $9.5 $7.9 $15.3 $12.5 $9.8 $11.0 $6.7 $7.3 $8.6 $8.7 Gross Profit and % Margin $25 $15 $5

6 6 1Q 2023 Performance Metrics (cont’d) $0 $(10) $(20) USD, millions $(17.0) $(15.5) $(8.9) Q2 ‘22 Q3 ‘22 Q4 ‘22 $(5) $(15) $(6.4) Q1‘23 Operating Expenses1 $0 $20 $30 USD, millions Q2 ‘22 $40 $10 $11.8 $35.6 $34.4 $37.2 SBC + Non-recurring OpEx $30.4 $31.8 Q3 ‘22 Q4 ‘22 $23.5 Q1‘23 $4.1 $3.8 $25.4 $2.3 $25.8 3Q’22 OpEx includes $0.9M non-recurring expenses; 4Q’22 OpEx includes a $6.1M non-recurring charge related to Goodwill Impairment and $5.5M accrual for estimated litigation expenses, partially offset by one-time savings related to marketing costs. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. Adjusted EBITDA Loss2

Raising FY 2023 and Break-Even Guidance1 USD, millions -$28M to -$32M Previous $125M to $135M $95M+ At the End of H1 2024 Break-Even By the End of H1 2024 Updated -$21M to -$24M $95M+ At the End of Q1 2024 Break-Even By the End of Q1 2024 FY 2023 Break- Even Revenue Adjusted EBITDA2 Adjusted EBITDA2 Cash Balance $130M to $135M Guidance is based on current market conditions and expectations and what we know today. The guidance does not include any future capital disbursements. Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

Closing Remarks Diversified revenue streams capitalizing on growing mental health awareness and market Leading brand driving customer recognition and organic traffic across distribution channels Improving outcomes and efficiencies from continued product and clinical innovation Growing provider network and improving clinical platform while maintaining quality Establishing operational excellence to support future growth with minimal investment Path to profitability while maintaining strong cash position

Appendix 9

Non-GAAP Financial Measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance and is a key performance measure that our management uses to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to loss before income taxes, net loss, loss per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation Adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 10

11 Reconciliation of Net Loss to Adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net loss adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, and (iv) stock-based compensation expense.